Exhibit 10.1


                THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN
                             AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Agreement") is entered into as of May 31, 2001 by and among RHEOMETRIC SCIENTIFIC, INC., a corporation organized under the laws of the State of Delaware ("RSI"), RHEOMETRIC SCIENTIFIC LIMITED, a company organized under the laws of England and Wales ("RSL"), RHEOMETRIC SCIENTIFIC FRANCE SARL, a limited liability company organized under the laws of France ("RSF"), RHEOMETRIC SCIENTIFIC GmbH, a corporation organized under the laws of Germany ("RSG"), RHEOMETRIC SCIENTIFIC F.E. LTD., a corporation organized under the laws of Japan ("RSLFE") , PROTEIN SOLUTIONS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("PSI"), PROTEIN SOLUTIONS, INC., a corporation organized under the laws of the Commonwealth of Virginia ("Protein Inc."), and PROTEIN SOLUTIONS LIMITED, a company organized under the laws of England and Wales ("Protein Ltd.") (each an "Existing Borrower" and collectively "Existing Borrowers"), AVIV INSTRUMENTS, INC., a corporation organized under the laws of the State of Delaware ("Aviv") (an "Additional Borrower") (the Existing Borrowers and the Additional Borrower shall hereinafter sometimes be referred to collectively as "Borrowers" and individually as "Borrower"), the financial institutions which are now or which hereafter become a party hereto (collectively, the "Lenders" and individually a "Lender") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for Lenders (PNC, in such capacity, the "Agent").

                                    RECITALS

     Whereas, the Existing Borrowers and PNC entered into a Revolving Credit, Term Loan and Security Agreement dated March 6, 2000, as amended by the First Amendment thereto dated August 31, 2000 and a Second Amendment thereto dated March 16, 2001 (as may be further amended, the "Loan Agreement"); and

     Whereas, Borrowers and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement to, among other things, include the Additional Borrower as Borrowers.

     Now, therefore, in consideration of PNC's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

1) ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent statement of account sent to Borrower with respect to the Obligations is correct.

2)   MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

       (A) The definitions of "Borrower," "Maximum Domestic Revolving Advance Amount," "Maximum Loan Amount," "Maximum Revolving Advance Amount," "Term Loan," "Term Loan Rate," and "Term Note" contained in Section 1.2 are hereby deleted and new definitions are substituted therefor to read as follows:


         "Borrower" or "Borrowers" shall have the meaning set forth in the preamble to this Agreement as previously amended, and shall also include Aviv and shall extend to all permitted successors and assigns of such Persons.

         "Maximum  Domestic   Revolving  Advance  Amount"  shall  mean
         $7,500,000.00.

         "Maximum   Loan  Amount"  shall  mean   $15,800,000.00   less
         repayments of the Term Loan.

         "Maximum Revolving Advance Amount" shall mean $14,000,000.00.

         "Term Loan" shall mean collectively Term Loan I and Term Loan
         II.

         "Term  Loan I"  shall  mean the  Advances  made  pursuant  to
         Section 2.4 hereof.

         "Term  Loan II" shall  mean the  Advances  made  pursuant  to
         Section 2.4A hereof.

         "Term Loan Rate" shall mean an interest rate per annum equal to the sum of the Base Rate plus (a) for so long as the outstanding principal balance under Term Loan I exceeds $680,000, one and one-half (1.5%) percent, and (b) for so long as the outstanding principal balance under Term Loan I equals or is less than $680,000, one-half of one (0.5%) percent..

         "Term Note" shall mean collectively Term Note I and Term Note
         II.

         "Term Note I" shall mean the  promissory  note  described  in
         Section 2.4 hereof.

         "Term Note II" shall mean the  promissory  note  described in
         Section 2.4A hereof.

       (B) Subsection 2.1(a) is hereby deleted and a new Subsection 2.1(a) is substituted therefor to read as follows:

         2.1.(a) Revolving Advances. Subject to the terms and conditions set forth in this Agreement including, without limitation, Section 2.1(b), and further subject to the terms and conditions set forth in the EXIM Borrower Agreement (the terms and conditions of which shall be and hereby are incorporated herein by reference), each Lender, severally and not jointly, will make

           (i) Domestic Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum Domestic Revolving Advance Amount or (y) an amount equal to the sum of:

              (A) up to 85%, subject to the provisions of Section 2.1(b) hereof ("Domestic Receivables Advance Rate"), of Domestic Eligible Receivables, plus

              (B)  up to the  lesser of (1) 60%,  subject to the  provisions  of
                   Section 2.1(b) hereof ("Domestic Inventory Advance Rate"), of the value of the Domestic Eligible Inventory (the Domestic Receivables Advance Rate and the Domestic Inventory Advance Rate shall be referred to collectively, as the "Domestic Advance Rates") or (2) $6,000,000 less the amount advanced under Section 2.1(a)(ii)(y)(B) in the aggregate at any one time, minus

              (C) such reserves as Agent may reasonably deem proper and necessary from time to time.

                       The  amount   derived   from  (x)  the  sum  of  Sections
                   2.1(a)(i)(y)(A) and (B) minus (y) Section 2.1 (a)(i)(y)(C) at any time and from time to time shall be referred to as the "Domestic Formula Amount." Notwithstanding anything to the contrary set forth in Section 2.1(a)(i)(y)(B), Advances against the Domestic Eligible Inventory of Aviv shall be limited only to purchased parts and manufactured parts, and in no event shall exceed the lesser of: (xx) 55% of the value of Domestic Eligible Inventory in the form of purchased parts plus 35% of the value of Domestic Eligible Inventory in the form of manufactured parts, or (yy) the sum of $300,000.

           (ii)EXIM Revolving Advances to Borrowers in aggregate amounts outstanding at any time equal to such Lender's Commitment Percentage of the lesser of (x) the Maximum EXIM Revolving Advance Amount or (y) an amount equal to the sum of:

              (A) up to 90%, subject to the provisions of Section 2.1(b) hereof and of the EXIM Borrower Agreement ("EXIM Receivables Advance Rate"), of EXIM Eligible Receivables, plus

              (B)  up to the  lesser of (1) 75%,  subject to the  provisions  of
                   Section 2.1(b) hereof and of the EXIM Borrowers Agreement ("EXIM Inventory Advance Rate"), of the value of the EXIM Eligible Inventory, or (2) 60% of the total of all outstanding EXIM Revolving Advances (the EXIM Receivables Advance Rate and the EXIM Inventory Advance Rate shall be referred to collectively, as the "EXIM Advance Rates"), or
                   (3) $6,000,000 less the amount advanced under Section 2.1(a)(i)(y)(B) in the aggregate at any one time, minus

              (C) such reserves as Agent may reasonably deem proper and necessary from time to time.

                   The amount derived from the sum of (x) Sections 2.1(a)(ii)(y)(A) and (B) minus (y) Section 2.1 (a)(ii)(y)(C) at any time and from time to time shall be referred to as the "EXIM Formula Amount".

              The Revolving Advances shall be evidenced by one or more secured promissory notes including, but not limited to, a $6,500,000 note evidencing the EXIM Revolving Facility and a $7,500,000 note evidencing the Domestic Revolving Facility (collectively, the "Revolving Credit Notes") substantially in the forms attached hereto as Exhibits 2.1(a)(i) and 2.1(a)(ii).

       (C) Subsection 2.4 is hereby deleted and new Subsections 2.4 and 2.4A are substituted therefor to read as follows:

              2.4. Term Loan I. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make Term Loan I to Borrowers in the sum equal to such Lender's Commitment Percentage of $1,500,000.00. Term Loan I shall be advanced on the Closing Date and shall be, with respect to principal, payable pursuant to the following schedule, subject to acceleration upon the occurrence and during the continuance of an Event of Default under this Agreement or termination of this
              Agreement:

                ----------------------------------- ----------------------------
                           Payment Date                          Amount
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                June 6, 2000                        $75,000
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                September 6, 2000                   $75,000
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                December 6, 2000                    $75,000
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                March 6, 2001                       $75,000
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                April 6, 2001 through  February 6,  $25,000 each month
                2003
                ----------------------------------- ----------------------------
                ----------------------------------- ----------------------------
                March 6, 2003                       $625,000
                ----------------------------------- ----------------------------

       and shall be evidenced by one or more secured  promissory notes
       (collectively,   "Term  Note  I")  in  substantially  the  form
       attached hereto as Exhibit 2.4.

              2.4A. Term Loan II. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make Term Loan II to Borrowers in the sum equal to such Lender's Commitment Percentage of $300,000.00. The Term Loan II shall be advanced on May 31, 2001 and shall be, with respect to principal, payable in 48 consecutive monthly payments commencing on the 30th day of June, 2001, the first 47 of such payments shall each be in the amount of $6,250 with the balance of principal payable on the 48th and final payment date, subject to acceleration upon the occurrence and during the continuance of an Event of Default under this Agreement or termination of this Agreement and shall be evidenced by one or more secured promissory notes (collectively, "Term Note II") in substantially the form attached hereto as
              Exhibit 2.4A.

       (D) Subsection 2.6(a) is hereby deleted and a new Subsection 2.6(a) is substituted therefor to read as follows:


              2.6 Repayment of Advances.


                   (a) The Revolving Advances shall be due and payable
              in full on the last day of the Term subject to earlier prepayment as herein provided. Term Loan I and Term Loan II shall be due and payable as provided in Subsections
              2.4 and 2.4A hereof and in Term Note I and Term Note II.

       (E) Subsection 2.11 is deleted and a new Subsection 2.11 is substituted therefor to read as follows:

              2.11. Mandatory Prepayments.

                    (a) Except as set forth in Section 2.11(c) hereof,  when any
              Borrower sells or otherwise disposes of any Collateral in excess in the aggregate of $50,000 at any time, other than Inventory and Receivables in the ordinary course of business, or equipment that in Borrower's reasonable judgment is no longer necessary or useful in such business as permitted by Section 4.3 hereof, or any other equipment to the extent that the proceeds received from the sale of such equipment is used to purchase new equipment, Borrowers shall repay the Advances in an amount equal to the net proceeds of such sale (i.e., gross proceeds less the reasonable costs of such sales or other dispositions), such repayments to be made promptly but in no event more than three (3) Business Days following receipt of such net proceeds, and until the date of payment, such proceeds shall be held in trust for Agent. The foregoing shall not be deemed to be implied consent to any such sale otherwise prohibited by the terms and conditions hereof. Such repayments shall be applied first, to the outstanding principal installments of Term Loan II in the inverse order of the maturities thereof and second, to the outstanding principal installments of Term Loan I in the inverse order of the maturities thereof and third, to the remaining Advances in such order as Agent may determine, subject to Borrower's ability to reborrow Revolving Advances in accordance with the terms hereof.

                    (b) Borrowers shall prepay the outstanding amount of the Advances in an amount equal to 50% of Excess Cash Flow, for each fiscal year commencing on or after January 1, 2000, payable upon delivery of the financial statements to Agent referred to in and required by Section 9.7 for such fiscal year but in any event not later than ninety (90) days after the end of each such fiscal year, which amount shall be applied to the outstanding principal installments of Term Loan I in the inverse order of the maturities thereof. In the event that the financial statement is not so delivered, then a calculation based upon estimated amounts shall be made by Agent upon which calculation Borrowers shall make the prepayment required by this Section 2.9(b), subject to adjustment when the financial statement is delivered to Agent as required hereby. The calculation made by Agent shall not be deemed a waiver of any rights Agent or Lenders may have as a result of the failure by Borrowers to deliver such financial statement.

                    (c) Upon the sale of the Process Control Rheometer  Business pursuant to Section 4.3 hereof, the proceeds derived from such sale shall be disbursed as follows: (x) first, to a reduction in the outstanding principal balance of Term Note I by at least $600,000, (y) second, to pay in full the outstanding amount of the Subordinated Note, and (z) third, any remainder to a reduction in the principal amount outstanding under Term Note I in the inverse order of maturity.

       (F) Subsection 3.1 is hereby deleted and a new Subsection 3.1 is substituted therefor to read as follows:

              3.1. Interest. Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period or, for Eurodollar Rate Loans with an Interest Period in excess of three months, at the earlier of (a) each three months on the anniversary date of the commencement of such Eurodollar Rate Loan or (b) the end of the Interest Period. Interest charges shall be computed on the actual principal amount of Advances outstanding during the month (the "Monthly Advances") at a rate per annum equal to (i) with respect to Revolving
              Advances, the applicable Revolving Interest Rate, (ii) with respect to Term Loan I, the Term Loan Rate and (iii) with respect to Term Loan II, the Base Rate plus 1.50% (as applicable, the "Contract Rate"). Whenever, subsequent to the date of this Agreement, the Base Rate is increased or decreased, the applicable Contract Rate for Domestic Rate Loans shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Base Rate during the time such change or changes remain in effect. The Eurodollar Rate shall be adjusted with respect to Eurodollar Rate Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date. Upon and after the occurrence of an Event of Default, and during the continuation thereof, (i) the Obligations other than Eurodollar Rate Loans shall bear interest at the applicable Contract Rate for Domestic Loans plus two percent (2%) per annum and (ii) Eurodollar Rate Loans shall bear interest at the Revolving Interest Rate for Eurodollar Rate Loans plus two percent (2%) per annum (as applicable, the "Default Rate").

       (G) Exhibits 2.1(a) and 2.4(a) are hereby deleted and replaced by new Exhibits 2.1(a)(i), 2.1(a)(ii), 2.4 and 2.4A attached hereto.

       (H) Schedules 1.1, 1.2, 4.5,  4.15(c),  4.19,  5.2(a),  5.2(b),
       5.4, 5.6, 5.7, 5.9 and 7.8 are hereby deleted and replaced with new Schedules 1.1, 1.2, 4.5, 4.15(c), 4.19, 5.2(a), 5.2(b),
       5.4, 5.6, 5.7, 5.9 and 7.8.

3) ACKNOWLEDGMENTS. Borrowers acknowledge and represent that:

   (A) the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

   (B) to the best of their knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the other Loan Documents has occurred;

   (C) all representations and warranties of the Borrower contained herein and in the other Loan Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

   (D) Borrowers have taken all necessary action to authorize the execution and delivery of this Agreement; and

   (E) this Agreement is a modification of an existing obligation and is not a novation.

4) PRECONDITIONS. As a precondition to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to provide the Bank with the information and documentation set forth on the Closing Agenda and Document List attached hereto as Schedule A.

5) MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

6) DEFINITIONS. The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement. The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in New Jersey.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.


ATTEST:                                     RHEOMETRIC SCIENTIFIC, INC.
BY: /s/ Joseph Musanti                      By: /s/ Mark F. Callaghan
    -----------------------------               ------------------------------
    Name:  JOSEPH MUSANTI                       Name:  MARK F. CALLAGHAN
    Title:  Asst. Secretary                     Title:  Executive Vice President


                                            RHEOMETRIC SCIENTIFIC LIMITED



                                            By: /s/ Joseph Musanti
                                                --------------------------------
                                                Name:  JOSEPH MUSANTI
                                                Title: Director


                                            RHEOMETRIC SCIENTIFIC FRANCE SARL



                                            By: /s/ Joseph Musanti
                                                --------------------------------
                                                Name:  JOSEPH MUSANTI
                                                Title:  Manager


                                            RHEOMETRIC SCIENTIFIC GmbH



                                            By: /s/ Joseph Musanti
                                                --------------------------------
                                                Name:  JOSEPH MUSANTI
                                                Title:  Under Power of Attorney
                                                        from Manfred Herzog,
                                                        Managing Director


                                            RHEOMETRIC SCIENTIFIC F.E. LTD.



                                            By: /s/ Joseph Musanti
                                                --------------------------------
                                                Name:  JOSEPH MUSANTI
                                                Title:  Chairman and
                                                        Representative Director
                                                               [Continued.....]

ATTEST:                                    PROTEIN SOLUTIONS HOLDINGS, INC.



By:  /s/ Joseph Musanti                    By:  /s/ Mark F. Callaghan
     ---------------------                      --------------------------------
     JOSEPH MUSANTI                             Name:   MARK F. CALLAGHAN
     Asst. Secretary                            Title:  Vice President


ATTEST:                                    PROTEIN SOLUTIONS, INC.



By:  /s/ Joseph Musanti                    By:  /s/ Mark F. Callaghan
     ---------------------                      --------------------------------
     JOSEPH MUSANTI                             Name:   MARK F. CALLAGHAN
     Asst. Secretary                            Title:  Vice President


                                           PROTEIN SOLUTIONS LIMITED



                                           By:  /s/ Mark F. Callaghan
                                                --------------------------------
                                                Name:  MARK F. CALLAGHAN
                                                Title:   Director

ATTEST:                                    AVIV INSTRUMENTS, INC.



By:  /s/ Joseph Musanti                    By: /s/ Mark F. Callaghan
     ---------------------                     ---------------------------------
      JOSEPH MUSANTI                           Name:  MARK F. CALLAGHAN
       Asst. Secretary                         Title:  Vice President


                                            PNC BANK, NATIONAL ASSOCIATION
                                            Lender and as Agent



                                            By:  /s/ Michelle Stanley-Nurse
                                                 -------------------------------
                                                 Name:  MICHELLE STANLEY-NURSE
                                                 Title:   Vice President